UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2011

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BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware                                                                                                                                         0-28740                                                                                                                               05-0489664
(State of Incorporation)                    (Commission File Number)                                                                                                      (I.R.S. Employer
                                                                                                                                                                                                                                                                                                     Identification No.)

 100 Clearbrook Road, Elmsford, New York                                                                                                                                                                   10523
(Address of principal executive offices)                                                                                                                                                                     (Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Principal Accounting Officer

On March 31, 2011, the employment of Mr. Phillip Keller, Vice President of Finance and Principal Accounting Officer of BioScrip, Inc. (the "Company") was terminated.

(c) Appointment of Principal Accounting Officer

In addition, effective April 1, 2011, Ms. Patricia Bogusz, the Company’s Vice President - Controller was appointed Vice President of Finance and has been named Principal Accounting Officer to replace Mr. Keller. Ms. Boguz joined the Company in October of 2005 as Director of Internal Audit. In June of 2007, Ms. Boguz was promoted to Vice President - Controller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          BIOSCRIP, INC.

Date: April 4,  2011                                                    /s/ Barry A. Posner
                                                          By:  Barry A. Posner
                                                                  Executive Vice President, Secretary and General Counsel